Exhibit 21.01

SUBSIDIARY NAME	STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION
A La Carte Event Pavilion, Ltd.	FL
Annapolis Outback, Inc.	MD
Bel Air Outback, Inc.	MD
BFG Alabama Services, Ltd	FL
BFG Arkansas Services, Ltd	FL
BFG Colorado Services, Ltd	FL
BFG Florida Services, Ltd	FL
BFG Georgia Services, Ltd	FL
BFG Illinois Services, Ltd	FL
BFG Indiana Services, Limited Partnership	FL
BFG Iowa Services, Limited Partnership	FL
BFG Kansas Services, Ltd	FL
BFG Kentucky Services, Ltd	FL
BFG Louisiana Services, Ltd	FL
BFG Maryland Services, Ltd	FL
BFG Michigan Services, Ltd	FL
BFG Mississippi Services, Limited Partnership	FL
BFG Missouri Services, Limited Partnership	FL
BFG Nebraska Services, Ltd	FL
BFG NEBRASKA, INC.	FL
BFG New Jersey Services, Limited Partnership	FL
BFG New York Services, Limited Partnership	FL
BFG North Carolina Services, Ltd	FL
BFG Ohio Services, Ltd	FL
BFG Oklahoma Services, Limited Partnership	FL
BFG Oklahoma, Inc.	FL
BFG Pennsylvania Services, Ltd	FL
BFG South Carolina Services, Ltd	FL
BFG Tennessee Services, Ltd	FL
BFG Virginia Services, Limited Partnership	FL
BFG Wisconsin Services, Ltd	FL
BFG/CIP of Iselin Partnership	FL
BFG/FPS of Marlton Partnership	FL
Billings Outback, Inc.	MT
Bloom No 1 Limited	HK
Bloom No.2 Limited	HK
Bloomin Canada Inc.	ON
Bloomin Hong Kong, Ltd.	HK
Bloomin Korea Holding	KO
Bloomin' Puerto Rico, L.P.	CI
Bonefish Brandywine, LLC	MD
Bonefish Designated Partner, LLC	DE
Bonefish Grill Gulf Coast of Louisiana, LLC	FL
Bonefish Grill of Florida Designated Partner, LLC	DE
Bonefish Grill of Florida, LLC	DE
Bonefish Grill, LLC	FL
Bonefish Kansas Designated Partner, LLC	DE
Bonefish Kansas, Inc.	KS

 (CONTINUED…)

SUBSIDIARY NAME	STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION
Bonefish of Bel Air, LLC	MD
Bonefish of Gaithersburg, Inc.	MD
Bonefish/Asheville, Limited Partnership	FL
Bonefish/Carolinas, Limited Partnership	FL
Bonefish/Central Florida-I, Limited Partnership	FL
Bonefish/Centreville, Limited Partnership	FL
Bonefish/Colorado, Limited Partnership	FL
Bonefish/Columbus-I, Limited Partnership	FL
Bonefish/Crescent Springs, Limited Partnership	FL
Bonefish/Desert Ridge, Limited Partnership	FL
Bonefish/East Central Florida, Limited Partnership	FL
Bonefish/Fredericksburg, Limited Partnership	FL
Bonefish/Greensboro, Limited Partnership	FL
Bonefish/Gulf Coast, Limited Partnership	FL
Bonefish/Hyde Park, Limited Partnership	FL
Bonefish/Kansas-I, Limited Partnership	KS
Bonefish/Michigan, Limited Partnership	FL
Bonefish/Mid Atlantic, Limited Partnership	FL
Bonefish/Midwest-II, Limited Partnership	FL
Bonefish/Newport News, Limited Partnership	FL
Bonefish/North Florida-I, Limited Partnership	FL
Bonefish/Northeast, Limited Partnership	FL
Bonefish/Plains, Limited Partnership	FL
Bonefish/Richmond, Limited Partnership	FL
Bonefish/South Florida-I, Limited Partnership	FL
Bonefish/Southern Virginia, Limited Partnership	FL
Bonefish/Southern, Limited Partnership	FL
Bonefish/Tallahassee, Limited Partnership	FL
Bonefish/Trio-I, Limited Partnership	FL
Bonefish/Virginia, Limited Partnership	FL
Bonefish/West Florida-I, Limited Partnership	FL
Boomerang Air, Inc.	FL
Carrabba's Designated Partner, LLC	DE
Carrabba's Italian Grill of Howard County, Inc.	MD
Carrabba's Italian Grill of Overlea, Inc.	MD
Carrabba's Italian Grill, LLC	FL
Carrabba's Italian Market, LLC	FL
Carrabba's Kansas Designated Partner, LLC	DE
Carrabba's Kansas, Inc.	KS
Carrabba's Midwest Designated Partner, LLC	DE
Carrabba's Midwest, Inc.	KS
Carrabba's of Baton Rouge, LLC	FL
Carrabba's of Bowie, LLC	MD
Carrabba's of Germantown, Inc.	MD
Carrabba's of Ocean City, Inc.	MD
Carrabba's of Waldorf, Inc.	MD
Carrabba's Shreveport, LLC	FL
Carrabba's/Arizona-I, Limited Partnership	FL
Carrabba's/Birchwood, Limited Partnership	FL

 (CONTINUED…)

SUBSIDIARY NAME	STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION
Carrabba's/Birmingham 280, Limited Partnership	FL
Carrabba's/Bobby Pasta, Limited Partnership	FL
Carrabba's/Broken Arrow, Limited Partnership	FL
Carrabba's/Carolina-I, Limited Partnership	FL
Carrabba's/Central Florida-I, Limited Partnership	FL
Carrabba's/Chicago, Limited Partnership	FL
Carrabba's/Colorado-I, Limited Partnership	FL
Carrabba's/Cool Springs, Limited Partnership	FL
Carrabba's/Crestview Hills, Limited Partnership	FL
Carrabba's/Dallas-I, Limited Partnership	FL
Carrabba's/DC-I, Limited Partnership	FL
Carrabba's/Deerfield Township, Limited Partnership	FL
Carrabba's/First Coast, Limited Partnership	FL
Carrabba's/Georgia-I, Limited Partnership	GA
Carrabba's/Green Hills, Limited Partnership	FL
Carrabba's/Gulf Coast-I, Limited Partnership	FL
Carrabba's/Heartland-I, Limited Partnership	FL
Carrabba's/Kansas-I, Limited Partnership	KS
Carrabba's/Lexington, Limited Partnership	FL
Carrabba's/Louisville, Limited Partnership	FL
Carrabba's/Metro, Limited Partnership	FL
Carrabba's/Miami Beach, Limited Partnership	FL
Carrabba's/Michigan, Limited Partnership	FL
Carrabba's/Mid America, Limited Partnership	FL
Carrabba's/Mid Atlantic-I, Limited Partnership	FL
Carrabba's/Mid East, Limited Partnership	FL
Carrabba's/Midwest-I, Limited Partnership	KS
Carrabba's/Montgomery, Limited Partnership	FL
Carrabba's/New England, Limited Partnership	FL
Carrabba's/Pensacola, Limited Partnership	FL
Carrabba's/Rocky Top, Limited Partnership	FL
Carrabba's/Second Coast, Limited Partnership	FL
Carrabba's/Shelby County, Inc.	AL
Carrabba's/South Florida-I, Limited Partnership	FL
Carrabba's/Sun Coast, Limited Partnership	FL
Carrabba's/Tri State-I, Limited Partnership	FL
Carrabba's/Tropical Coast, Limited Partnership	FL
Carrabba's/West Florida-I, Limited Partnership	FL
Carrabba's/Z Team Two-I, Limited Partnership	FL
Carrabba's/Z Team-I, Limited Partnership	FL
CIGI Alabama Services, Ltd	FL
CIGI Arizona Services, Limited Partnership	FL
CIGI Arkansas Services, Ltd	FL
CIGI Beverages of Texas, Inc.	TX
CIGI Colorado Services, Ltd	FL
CIGI Connecticut Services, Limited Partnership	FL
CIGI Florida Services, Ltd	FL
CIGI Georgia Services, Ltd	FL
CIGI Holdings, Inc.	TX

 (CONTINUED…)

SUBSIDIARY NAME	STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION
CIGI Illinois Services, Ltd	FL
CIGI Indiana Services, Limited Partnership	FL
CIGI Kansas Services, Ltd	FL
CIGI Kentucky Services, Ltd	FL
CIGI Louisiana Services, Ltd	FL
CIGI Maryland Services, Ltd	FL
CIGI Massachusetts Services, Ltd	FL
CIGI Michigan Services, Ltd	FL
CIGI Missouri Services, Limited Partnership	FL
CIGI Nebraska Services, Ltd	FL
CIGI NEBRASKA, INC.	FL
CIGI Nevada Services, Limited Partnership	FL
CIGI New Hampshire Services, Limited Partnership	FL
CIGI New Jersey Services, Limited Partnership	FL
CIGI New York Services, Limited Partnership	FL
CIGI North Carolina Services, Ltd	FL
CIGI Ohio Services, Ltd	FL
CIGI Oklahoma Services, Limited Partnership	FL
CIGI Oklahoma, Inc.	FL
CIGI Pennsylvania Services, Ltd	FL
CIGI Rhode Island Services, Limited Partnership	FL
CIGI South Carolina Services, Ltd	FL
CIGI Tennessee Services, Ltd	FL
CIGI Texas Services, Ltd	FL
CIGI Utah Services, Ltd	FL
CIGI Virginia Services, Limited Partnership	FL
CIGI Wisconsin Services, Ltd	FL
CIGI/BFG of East Brunswick Partnership	FL
Fleming's Beverages, Inc.	TX
Fleming's of Baltimore, LLC	MD
Fleming's of Baton Rouge, LLC	FL
Fleming's/Boston, Limited Partnership	FL
Fleming's/Calione, Limited Partnership	FL
Fleming's/Fresno, Limited Partnership	FL
Fleming's/Great Lakes-I, Limited Partnership	FL
Fleming's/Nashville, Limited Partnership	FL
Fleming's/Northeast-I, Limited Partnership	FL
Fleming's/Northwest-I, Limited Partnership	FL
Fleming's/Outback Holdings, Inc.	TX
Fleming's/Prime Ranch-I, Limited Partnership	FL
Fleming's/Rancho Cucamonga-I, Limited Partnership	FL
Fleming's/San Diego-I, Limited Partnership	FL
Fleming's/Southeast-I, Limited Partnership	FL
Fleming's/Southmidwest-I, Limited Partnership	FL
Fleming's/Walnut Creek, Limited Partnership	FL
Fleming's/Westcoast-I, Limited Partnership	FL
Fleming's/Woodland Hills-I, Limited Partnership	FL
FPS Alabama Services, Ltd	FL
FPS Arizona Services, Limited Partnership	FL

 (CONTINUED…)

SUBSIDIARY NAME	STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION
FPS California Services, Limited Partnership	FL
FPS Colorado Services, Ltd	FL
FPS Connecticut Services, Limited Partnership	FL
FPS Florida Services, Ltd	FL
FPS Georgia Services, Ltd	FL
FPS Illinois Services, Ltd	FL
FPS Indiana Services, Limited Partnership	FL
FPS Iowa Services, Limited Partnership	FL
FPS Louisiana Services, Ltd	FL
FPS Maryland Services, Ltd	FL
FPS Massachusetts Services, Ltd	FL
FPS Michigan Services, Ltd	FL
FPS Missouri Services, Limited Partnership	FL
FPS Nebraska Services, Ltd	FL
FPS NEBRASKA, INC.	FL
FPS Nevada Services, Limited Partnership	FL
FPS New Jersey Services, Limited Partnership	FL
FPS North Carolina Services, Ltd	FL
FPS Ohio Services, Ltd	FL
FPS Oklahoma Services, Limited Partnership	FL
FPS Oklahoma, Inc.	FL
FPS Pennsylvania Services, Ltd	FL
FPS Rhode Island Services, Limited Partnership	FL
FPS Tennessee Services, Ltd	FL
FPS Texas Services, Ltd	FL
FPS Utah Services, Ltd	FL
FPS Virginia Services, Limited Partnership	FL
FPS Wisconsin Services, Ltd	FL
Frederick Outback, Inc.	MD
Hagerstown Outback, Inc.	MD
Heartland Outback, Inc.	KS
Heartland Outback-I, Limited Partnership	KS
Heartland Outback-II, Limited Partnership	KS
OBTex Holdings, Inc.	TX
OCC Florida (A La Catering) Services, Ltd	FL
Ocean City Outback, Inc.	MD
OS Asset, Inc.	FL
OS Cathay, Inc.	FL
OS Developers, LLC	FL
OS Investments, Inc.	CA
OS Kanto Limited	JN
OS Management, Inc.	FL
OS Mortgage Holdings, Inc.	DE
OS NIAGARA FALLS, LLC	FL
OS Pacific, LLC	FL
OS Prime, LLC	FL
OS Prime-I, Limited Partnership	FL
OS Realty, LLC	FL
OS Restaurant Services, Inc.	DE

 (CONTINUED…)

SUBSIDIARY NAME	STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION
OS Southern, LLC	FL
OS Speedway, LLC	FL
OS Tropical, LLC	FL
OS USSF, LLC	FL
OS/PLCK, LLC	DE
OSF Alabama Services, Ltd	FL
OSF Arizona Services, Limited Partnership	FL
OSF Arkansas Services, Ltd	FL
OSF Colorado Services, Ltd	FL
OSF Connecticut Services, Limited Partnership	FL
OSF Delaware Services, Ltd	FL
OSF Florida Services, Ltd	FL
OSF Georgia Services, Ltd	FL
OSF Illinois Services, Ltd	FL
OSF Indiana Services, Limited Partnership	FL
OSF Iowa Services, Limited Partnership	FL
OSF Kansas Services, Ltd	FL
OSF Kentucky Services, Ltd	FL
OSF Louisiana Services, Ltd	FL
OSF Maine Services, Limited Partnership	FL
OSF Maryland Services, Ltd	FL
OSF Massachusetts Services, Ltd	FL
OSF Michigan Services, Ltd	FL
OSF Minnesota Services, Limited Partnership	FL
OSF Missouri Services, Limited Partnership	FL
OSF Montana Services, Limited Partnership	FL
OSF Nebraska Services, Ltd	FL
OSF NEBRASKA, INC.	FL
OSF Nevada Services, Limited Partnership	FL
OSF New Hampshire Services, Limited Partnership	FL
OSF New Jersey Services, Limited Partnership	FL
OSF New Mexico Services, Limited Partnership	FL
OSF New York Services, Limited Partnership	FL
OSF North Carolina Services, Ltd	FL
OSF Ohio Services, Ltd	FL
OSF Oklahoma Services, Limited Partnership	FL
OSF Oklahoma, Inc.	FL
OSF Pennsylvania Services, Ltd	FL
OSF Rhode Island Services, Limited Partnership	FL
OSF South Carolina Services, Ltd	FL
OSF South Dakota Services, Limited Partnership	FL
OSF Tennessee Services, Ltd	FL
OSF Texas Services, Ltd	FL
OSF Utah Services, Ltd	FL
OSF Vermont Services, Limited Partnership	FL
OSF Virginia Services, Limited Partnership	FL
OSF West Virginia Services, Ltd	FL
OSF Wisconsin Services, Ltd	FL
OSF Wyoming Services, Ltd	FL

 (CONTINUED…)

SUBSIDIARY NAME	STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION
OSF/BFG of Deptford Partnership	FL
OSF/CIGI of Evesham Partnership	FL
OSI Co-Issuer, Inc.	DE
OSI Gift Card Services, LLC	FL
OSI HoldCo, Inc.	DE
OSI International, LLC	FL
OSI Restaurant Partners, LLC	DE
OSI/Fleming's, LLC	DE
OSIN Hawaii Services, Ltd	FL
OSIN Puerto Rico Services, Ltd	FL
OSSIVT, LLC	VT
Outback & Carrabba's of New Mexico, Inc.	NM
Outback Alabama, Inc.	AL
Outback Beverages of Texas, Inc. f/k/a Outback Beverages of North Texas, Inc.	TX
Outback Catering Company, Limited Partnership	FL
Outback Catering Designated Partner, LLC	DE
Outback Catering of Pittsburgh, Ltd.	FL
Outback Catering, Inc.	FL
Outback Designated Partner, LLC	DE
Outback International Designated Partner, LLC	DE
Outback Kansas Designated Partner, LLC	DE
Outback of Aspen Hill, Inc.	MD
Outback of Calvert County, Inc.	MD
Outback of Germantown, Inc.	MD
Outback of La Plata, Inc.	MD
Outback of Waldorf, Inc.	MD
Outback Philippines Development Holdings Corp.	PI
Outback Puerto Rico Designated Partner, LLC	DE
Outback Sports, LLC	DE
Outback Steakhouse International Investments Co.	CI
Outback Steakhouse International, L.P.	GA
Outback Steakhouse International, LLC	FL
Outback Steakhouse Japan Co., Ltd.	JN
Outback Steakhouse Korea, Ltd.	KO
Outback Steakhouse of Bowie, Inc.	MD
Outback Steakhouse of Canton, Inc.	MD
Outback Steakhouse of Central Florida, Ltd.	FL
Outback Steakhouse of Central Florida-II, Ltd.	FL
Outback Steakhouse of Florida, LLC	FL
Outback Steakhouse of Howard County, Inc.	MD
Outback Steakhouse of Indianapolis, Ltd.	FL
Outback Steakhouse of Kentucky, Ltd.	FL
Outback Steakhouse of North Georgia-I, L.P.	GA
Outback Steakhouse of North Georgia-II, L.P.	GA
Outback Steakhouse of South Carolina, Inc.	SC
Outback Steakhouse of South Florida, Ltd.	FL
Outback Steakhouse of South Georgia-I, L.P.	GA
Outback Steakhouse of South Georgia-II, L.P.	GA
Outback Steakhouse of St. Mary's County, Inc.	MD

 (CONTINUED…)

SUBSIDIARY NAME	STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION
Outback Steakhouse of Washington D.C., Ltd.	FL
Outback Steakhouse West Virginia, Inc.	WV
Outback Steakhouse-NYC, Ltd.	FL
Outback/Alabama-I, Limited Partnership	FL
Outback/Alabama-II, Limited Partnership	FL
Outback/Bayou-I, Limited Partnership	FL
Outback/Bayou-II, Limited Partnership	FL
Outback/Billings, Limited Partnership	FL
Outback/Bluegrass-I, Limited Partnership	FL
Outback/Bluegrass-II, Limited Partnership	FL
Outback/Buckeye-I, Limited Partnership	FL
Outback/Buckeye-II, Limited Partnership	FL
Outback/Carrabba's Partnership	FL
Outback/Charlotte-I, Limited Partnership	FL
Outback/Chicago-I, Limited Partnership	FL
Outback/Cleveland-II, Limited Partnership	FL
Outback/DC, Limited Partnership	FL
Outback/Denver-I, Limited Partnership	FL
Outback/Detroit-I, Limited Partnership	FL
Outback/Empire-I, Limited Partnership	FL
Outback/Fleming's Designated Partner, LLC	DE
Outback/Hampton, Limited Partnership	FL
Outback/Hawaii-I, Limited Partnership	FL
Outback/Heartland-I, Limited Partnership	FL
Outback/Heartland-II, Limited Partnership	FL
Outback/Indianapolis-II, Limited Partnership	FL
Outback/Maryland-I, Limited Partnership	FL
Outback/Memphis, Limited Partnership	FL
Outback/Metropolis-I, Limited Partnership	FL
Outback/Mid Atlantic-I, Limited Partnership	FL
Outback/Midwest-I, Limited Partnership	FL
Outback/Midwest-II, Limited Partnership	FL
Outback/Missouri-I, Limited Partnership	FL
Outback/Missouri-II, Limited Partnership	FL
Outback/Nevada-I, Limited Partnership	FL
Outback/Nevada-II, Limited Partnership	FL
Outback/New England-I, Limited Partnership	FL
Outback/New England-II, Limited Partnership	FL
Outback/New York, Limited Partnership	FL
Outback/North Florida-I, Limited Partnership	FL
Outback/North Florida-II, Limited Partnership	FL
Outback/Phoenix-I, Limited Partnership	FL
Outback/Phoenix-II, Limited Partnership	FL
Outback/Shenandoah-I, Limited Partnership	FL
Outback/Shenandoah-II, Limited Partnership	FL
Outback/South Florida-II, Limited Partnership	FL
Outback/Southfield, Limited Partnership	FL
Outback/Southwest Georgia, Limited Partnership	FL
Outback/Stone-II, Limited Partnership	FL

 (CONTINUED…)

SUBSIDIARY NAME	STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION
Outback/Utah-I, Limited Partnership	FL
Outback/West Florida-I, Limited Partnership	FL
Outback/West Florida-II, Limited Partnership	FL
Outback/West Penn, Limited Partnership	FL
Outback-Carrabba's of Hunt Valley, Inc.	MD
Owings Mills Incorporated	MD
Pacific Designated Partner, LLC	DE
PACIFIC Texas Services, Ltd	FL
Perry Hall Outback, Inc.	MD
PGS Consultario e Servicos, Ltd.	BZ
Prime Designated Partner, LLC	DE
Prince George's County Outback, Inc.	MD
Private Restaurant Master Lessee, LLC	DE
ROYS Arizona Services, Limited Partnership	FL
Roy's Beverages, Inc.	TX
ROYS California Services, Limited Partnership	FL
ROYS Florida Services, Ltd	FL
ROYS Illinois Services, Ltd	FL
ROYS Maryland Services, Ltd	FL
ROYS Nevada Services, Limited Partnership	FL
Roy's of Baltimore, LLC	MD
ROYS Pennsylvania Services, Ltd	FL
Roy's/Calione, Limited Partnership	FL
Roy's/Chicago, Limited Partnership	FL
Roy's/Desert Ridge-I, Limited Partnership	FL
Roy's/East Atlantic-I, Limited Partnership	FL
Roy's/Newport Beach, Limited Partnership	FL
Roy's/Outback Designated Partner, LLC	DE
Roy's/Outback Holdings, Inc.	TX
Roy's/Outback Joint Venture	FL
Roy's/Pasadena-I, Limited Partnership	FL
Roy's/Scottsdale, Limited Partnership	FL
Roy's/South Florida-I, Limited Partnership	FL
Roy's/West Florida-I, Limited Partnership	FL
Roy's/Westcoast-I, Limited Partnership	FL
Roy's/Woodland Hills-I, Limited Partnership	FL
Williamsburg Square Joint Venture	PA